UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2019

EAGLE BANCORP MONTANA, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-34682	27-1449820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Prospect Avenue		59601
Helena, Montana		(Zip Code)
(Address of Principal Executive Offices)

(406) 442-3080

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock par value $0.01 per share	EBMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

☐

EXPLANATORY NOTE

This current report on Form 8-K/A (this “Amendment”) amends two current reports on Form 8-K: the first filed October 24, 2018 (the “Original Director Filing”), in which Eagle Bancorp Montana, Inc. (the “Company”) reported the appointment of Mr. Corey Jensen to the Board of Directors (the “Board”); and the second filed on April 23, 2019 (the “Original Meeting Filing” and, together with the Original Director Filing, the “Original Filings”), in which the Company reported the voting results for its Annual Meeting of Shareholders held on April 18, 2019 (the “2019 Annual Meeting”), including the voting results for the Company's non-binding shareholder advisory vote regarding the frequency of future Say-on-Pay Votes (the “Frequency Vote”). Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Original Filings.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain of Officers

As previously reported in the Original Filings, Mr. Jensen was appointed to the Board on October 18, 2018 and was re-elected by the Company’s shareholders at the 2019 Annual Meeting. On May 16, 2019, the Board appointed Corey Jensen to serve as a member of the Board’s Compensation Committee.

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously reported in the Original Meeting Filing, more than a majority of shares voting at the Annual Meeting voted, on a non-binding advisory basis, in favor of an annual frequency for future Say-on-Pay Votes. On May 16, 2019, the Board determined, taking into account the vote of shareholders on the Frequency Vote at the 2019 Annual Meeting, that the Company will hold future Say-on-Pay Votes on an annual basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: May 20, 2019	By:	/s/ Peter J. Johnson
Peter J. Johnson President and Chief Executive Officer